EXHIBIT 24.2 Power of Attorney

                             POWER OF ATTORNEY

    We, the undersigned directors and officers of Aztek, Inc. (the Company), do hereby severally constitute and appoint Mike Sintichakis, our true and lawful attorney and agent, to do any and all things and acts in our names in the capacities indicated below and to execute any and all instruments for us and in our names in the capacities indicated below which said Mike Sintichakis may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the registration statement on Form S-4 relating to the offering of the Company's Common Stock, including specifically, but not limited to, power and authority to sign for us in our names in the capacities indicated below the registration statement and any and all amendments (including post-effective amendments) thereto; and we hereby ratify and confirm all that said Mike Sintichakis shall do or cause to be done by virtue thereof.

    Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and as of the dates indicated.

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

Signature                   Capacity                           Date
---------                   --------                           ----

/s/ Mike Sintichakis                                           August 12, 1998
--------------------
Mike Sintichakis       President, Director, principal
                       executive officer, principal
                       financial officer, and principal
                       accounting officer

/s/ Nick Sintichakis                                           August 12, 1998
--------------------
Nick Sintichakis       Director, Treasurer and Secretary

/s/ Edson Ng                                                   August 12, 1998
-------------------
Edson Ng               Director

/s/ Eileen Keogh                                               August 12, 1998
-------------------
Eilieen Keogh          Director


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